                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 20, 2004

                                STERLING BANCORP
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         NEW YORK                      1-5273-1                 13-2565216
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(STATE OF OTHER JURISDICTION    COMMISSION FILE NUMBER         (IRS EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)

  650 FIFTH AVENUE, NEW YORK, NEW YORK                          10019-6108
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)

                                 (212) 757- 3300
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                                       N/A
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEMS 9 AND 12

RESULTS OF OPERATIONS AND FINANCIAL CONDITION AND REGULATION FD DISCLOSURE

      The following information is furnished pursuant to Item 9 of Form 8K, "Regulation FD Disclosure" and Item 12 of Form 8K, "Results of Operations and Financial Condition".

      On July 20, 2004, the Company reported its results for the quarter and six months ended June 30, 2004. A copy of the Company's press release containing this information is being furnished as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   STERLING BANCORP
                                             ---------------------------
                                                     (Registrant)

DATE: July 21, 2004                      BY: /s/ JOHN W. TIETJEN
                                             -----------------------------------
                                             JOHN W. TIETJEN
                                             Executive Vice President, Treasurer
                                             and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number
------
 99.1            Press Release dated July 20, 2004